SUPPLEMENT DATED JANUARY 4, 2012
TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND CLASS I AND P SHARES DATED MAY 1, 2011

Effective January 1, 2012, this supplement revises the American Funds® Growth Portfolio Class I and P Shares summary prospectus dated May 1, 2011 (Prospectus) of the Pacific Select Fund (Fund). This supplement must be preceded or accompanied by the Prospectus. Remember to review the Prospectus for other important information.

The Growth Fund, a series of American Funds Insurance Series®, a registered open-end investment company (Master Fund), is subject to an additional 0.01% fee payable to Capital Research and Management Company, the investment adviser to the Master Fund, for administrative services it and its affiliates provide to the Master Fund. Because the American Funds® Growth Portfolio (portfolio), a series of the Fund, invests all of its assets in the Master Fund and thereby includes the Master Fund’s fees and expenses as part of its own annual fund operating expenses, the portfolio’s fee table is revised to reflect a 0.01% increase in “Other expenses” to account for the 0.01% increase in the administrative services fee assessed by the Master Fund.

Accordingly, the Annual fund operating expenses table and Examples table in the Fees and expenses subsection for the portfolio are hereby replaced with the following:

American Funds® Growth Portfolio
Annual fund operating expenses1 (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management fees	1.07	1.07

Service fee	0.20	0.00

Other expenses	0.05	0.05

Total annual operating expenses	1.32	1.12

Less fee waiver[2]	(0.34)	(0.34)

Total annual operating expenses after fee waiver	0.98	0.78

[1]	The table and Examples reflect the expenses of both the portfolio and the Master Growth Fund. The expenses have been restated to reflect current fees.

[2]	The investment adviser of this portfolio has contractually agreed to waive a portion of its advisory fee so that its advisory fee does not exceed an annual rate of 0.41% through April 30, 2012. The agreement will terminate: (i) if the investment advisory agreement is terminated, (ii) upon ninety days’ prior written notice by the Fund, or (iii) if the portfolio no longer invests substantially all of its assets in the Master Growth Fund.

Your expenses (in dollars) if you sell/redeem all of your shares at the end of each period

	Class I	Class P
1 year	$100	$80

3 years	$385	$322

5 years	$691	$584

10 years	$1,561	$1,333